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                                                                     Exhibit 99

NEWS RELEASE                                    ENVIRONMENTAL POWER CORPORATION
                                                www.environmentalpower.com
                                                --------------------------
                                                One Cate Street
                                                Portsmouth, NH 03801

[GRAPHIC REMOVED HERE]

INVESTOR CONTACT:                                MEDIA CONTACT:
R. Jeffrey Macartney                             Richard Mulieri
Chief Financial Officer and Treasurer            The Torrenzano Group
603-431-1780                                     212-681-1700, ext. 125
jmacartney@environmentalpower.com                mailto:rmulieri@torrenzano.com
---------------------------------                ------------------------------

FOR IMMEDIATE RELEASE

        ENVIRONMENTAL POWER CORPORATION TO PROVIDE WISCONSIN FARMERS WITH
               PROFIT-GENERATING SOLUTION TO ANIMAL WASTE PROBLEM

           MANURE TO PRODUCE RELIABLE, COST-EFFECTIVE ELECTRICITY FOR
                            WISCONSIN PUBLIC SERVICE

PORTSMOUTH, NH, JULY 11, 2002 - Environmental Power Corporation (OTCBB: POWR), a leading provider of environmental solutions and renewable energy, announced that it has signed letters of intent with six farms in the Green Bay area of Wisconsin to build an anaerobic digester system on each site. The systems, which will provide a profit-generating solution to environmental issues associated with animal waste and provide peak electric power to Wisconsin Public Service Corporation, are expected to be operational by August 2003.

Environmental Power recently obtained the exclusive North American license for a highly efficient anaerobic digestion technology - a method of producing renewable energy generated by methane gas extracted from animal wastes - through its acquisition of Microgy Cogeneration Systems, Inc., now a company subsidiary. The methane will be used to produce approximately 10 megawatts of peak power at electric generating facilities to be constructed on the farms and operated by Environmental Power.

Signing of the letters of intent is the second major step in bringing the systems online. The company already has signed a 15-year agreement to provide peak power to Wisconsin Public Service Corporation. The facilities to be constructed on the farms will generate an estimated two-thirds of the electricity required under the contract. Company officials expect additional farms to sign on in the near future, providing the remainder of the power required under the contract.

The letters of intent signed by the farms are conditioned on their completion of technical due diligence and project financing. The engineering and construction phase of the project are expected to begin immediately after those steps are completed.

"The fact that these farms have signed on so quickly to use our technology demonstrates both the urgency farmers place on the resolution of this serious environmental issue and the desirability of the solution offered by Environmental Power," said Donald A. Livingston, president and chief

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operating officer of Microgy. "Rather than incurring significant costs to address the problem, farmers can actually add to their bottom lines. It is another important step in the process of realizing our mission to produce renewable energy from animal wastes while helping control water and air pollution stemming from animal feeding operations and addressing the nation's need for renewable green power that is both reliable and cost efficient."

Environmental Power's anaerobic digestion systems will help animal feeding operations meet Environmental Protection Agency and U.S. Department of Agriculture pollution standards. These agencies have identified animal feeding operations as the greatest contributors to the problem of excess mineral pollutants in water runoff, the most significant remaining source of water pollution.

In addition to required anti-pollution measures, many states are requiring that a certain percentage of total power sold come from renewable sources. In Wisconsin, for example, regulated utilities are required to have 2.2 percent of total power generated come from renewable resources by 2012. Among states with similar requirements are Arizona, Nevada, New York and Texas. Other states, such as California, offer considerable financial incentives in support of renewable energy.

Environmental Power is targeting its proposed anaerobic digestions systems to animal feeding operations in the U.S. and estimates market potential for this type of pollution control to exceed $14 billion.

ABOUT ENVIRONMENTAL POWER CORPORATION

Environmental Power Corporation (OTCBB: POWR) is an entrepreneurial energy company established in 1982 with annual revenues in excess of $50 million. The company focuses on environmentally sound power generation, including waste coal, anaerobic digestion, biomass, and distributed generation.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning our systems providing a profit-generating solution and being expected to be operational by August 2003, production of power at generating facilities to be constructed, additional farms signing on in the near future, the beginning of the engineering and construction phases of our projects, helping animal feeding operations meet pollution standards, the estimated market potential for this type of pollution control our expectation and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended March 31, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                      For more information, please contact:

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                                            jmacartney@environmentalpower.com
                                            ---------------------------------
                                                www.environmentalpower.com
                                                --------------------------
KEYWORD:       POWER, ENERGY,
               RENEWABLE ENERGY,
               GREEN POWER, ENVIRONMENT,
               ELECTRIC GENERATION,
               INDEPENDENT POWER,
               DISTRIBUTED POWER,
               BIOMASS, COGENERATION,
               ANAEROBIC DIGESTION,
               AGRICULTURE, FARMING,
               POLLUTION CONTROL,
               ANIMAL WASTE,
               NEW HAMPSHIRE, NEW ENGLAND,
               NORTHEAST

INDUSTRY:      POWER, RENEWABLE ENERGY
               DISTRIBUTED POWER, ENVIRONMENTAL PROTECTION
               GREEN POWER, BIO-MASS,
               INDEPENDENT POWER, ENERGY,
               ELECTRIC GENERATION, RENEWABLE ENERGY,
               ENVIRONMENTAL PROTECTION,
               AGRICULTURE